Statements Of Operations (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
INVESTMENT INCOME:
Interest income	$ 133,007	$ 211,792
EXPENSES:
Brokerage fees	2,821,666	3,418,662
Administrative expenses	305,679	332,718
Custody fees and other expenses	29,920	28,814
Total expenses	3,157,265	3,780,194
NET INVESTMENT LOSS	(3,024,258)	(3,568,402)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	24,933,097	(6,524,991)
Foreign exchange translation	41,091	(78,602)
Net change in unrealized:
Futures and forward currency contracts	(1,878,935)	1,367,401
Foreign exchange translation	(122,867)	4,540
Net gains (losses) from U.S. Treasury notes:
Realized	170	4,041
Net change in unrealized	(18,448)	(18,074)
Total net realized and unrealized gains (losses)	22,954,108	(5,245,685)
NET INCOME (LOSS)	19,929,850	(8,814,087)
LESS PROFIT SHARE TO GENERAL PARTNER	124,849	751
NET INCOME (LOSS) AFTER PROFIT SHARE TO GENERAL PARTNER	$ 19,805,001	$ (8,814,838)